                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2000
                                                 ----------------


                         BECTON, DICKINSON AND COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        New Jersey                 001-4802                   22-0760120
--------------------------------------------------------------------------------
   (State or other juris-         (Commission               (IRS Employer Iden-
  diction of incorporation)       File Number)              tification Number)

  1 Becton Drive, Franklin Lakes, New Jersey                  07417-1880
 -------------------------------------------------------------------------------
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code         (201) 867-6800

                                      N/A
--------------------------------------------------------------------------------
       (Former name of former addresses if changed since last report.)

Item 7.         Exhibits
                --------

                The Registrant is filing herewith the exhibit referenced in the Index To Exhibit annexed hereto and made a part hereof.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BECTON, DICKINSON AND COMPANY
                                                 (Registrant)

                                        By:  /s/ Bridget M. Healy
                                           -----------------------------
                                                 Bridget M. Healy
                                           Vice President and Secretary





Date:  January 14, 2000

                               INDEX TO EXHIBIT
                               ----------------


Exhibit
Number               Description of Exhibit
-------              ----------------------
13                   Litigation: Subsequent Events